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                                                                     EXHIBIT 1.0

                                4,000,000 Shares
                           R&G FINANCIAL CORPORATION
                              Class B Common Stock

                             UNDERWRITING AGREEMENT


                                                               ___________, 2002



UBS WARBURG LLC
KEEFE BRUYETTE & WOODS, INC.
     As representatives of the several Underwriters named in Schedule I hereto,
c/o UBS Warburg LLC
299 Park Avenue
34th Floor
New York, NY 10171

Ladies and Gentlemen:

         R&G FINANCIAL CORPORATION, a Puerto Rico corporation (the "COMPANY"), proposes to sell an aggregate of 2,000,000 shares (the "COMPANY SHARES") of the Company's Class B Common Stock, par value $.01 per share (the "CLASS B COMMON STOCK"), which are to be issued and sold by the Company to you (collectively, the "UNDERWRITERS"), and Victor J. Galan, the majority shareholder of the Company (the "SELLING SHAREHOLDER"), propose to sell an aggregate of 2,000,000 shares (the "SELLING SHAREHOLDER SHARES") of Class B Common Stock to you. The Selling Shareholder also has agreed to grant to you an option (the "SELLING SHAREHOLDER OPTION") to purchase up to an additional 300,000 shares (the "SELLING SHAREHOLDER OPTION SHARES") of Class B Common Stock on the terms and for the purposes set forth in Section 1(b) hereto. The Company also has agreed to grant to you an option (the "COMPANY OPTION", and, with the Selling Shareholder Option, the "OPTION") to purchase up to an additional 300,000 shares (the "COMPANY OPTION SHARES" and, with the Selling Shareholder Option Shares, the "OPTION SHARES") of Class B Common Stock on the terms and for the purposes set forth in Section 1(b) hereto. The Company Shares and the Selling Shareholder Shares are hereinafter collectively referred to as the "FIRM SHARES." The Firm Shares and the Option Shares are hereinafter collectively referred to as the "SHARES."

         The Company and the Selling Shareholder hereby confirm as follows each of their agreements with the Underwriters.

         1.       Agreement to Sell and Purchase.

                  (a) On the basis of the representations, warranties, and agreements of each of the Company and the Selling Shareholder herein contained and subject to all the terms and conditions of this underwriting agreement (this "AGREEMENT"), the Company and the Selling Shareholder agree, severally and not jointly, to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase at a purchase price of $______ per Share, from the Company the number of Firm Shares determined by multiplying the aggregate number of Firm Shares to be sold by the Company and from the Selling Shareholder the number of Selling Shareholder Shares set forth opposite the Selling Shareholder's name in Schedule I hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate
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number of Firm Shares to be purchased by all of the Underwriters from the
Company and the Selling Shareholder hereunder.

                  (b) Subject to all the terms and conditions of this Agreement, the Selling Shareholder grants the Selling Shareholder Option and the Company grants the Company Option to the several Underwriters to purchase, severally and not jointly, the Selling Shareholder Option Shares and the Company Option Shares, respectively, at the same price per Share as the Underwriters shall pay for the Firm Shares. Each Option may be exercised only to cover overallotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the thirtieth (30th) day after the date of this Agreement (or on the next business day if the thirtieth (30th) day is not a business day), upon notice (the "OPTION SHARES NOTICE") in writing or by telephone (confirmed in writing) by the Underwriters to the Selling Shareholder and the Company, no later than 5:00 p.m., New York City time, at least two (2) and no more than five (5) business days before the date specified for closing in the Option Shares Notice (the "OPTION CLOSING DATE") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On each Option Closing Date, the Selling Shareholder and the Company will sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, in each case in an amount equal to the respective percentage of Firm Shares that the Company and the Selling Shareholder are purchasing hereunder, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing hereunder, as adjusted by the Underwriters in such manner as they deem advisable to avoid fractional Shares.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Underwriters for the accounts of the Underwriters at the office of Sullivan & Cromwell, counsel to the Underwriters, 125 Broad Street, New York, NY, 10004, against payment of the purchase price by wire transfer of immediately available funds to the bank accounts designated by the Company and the Selling Shareholder in accordance with their respective interests. Such payment shall be made at 10:00 a.m., New York City time, on the third full business day following the date of this Agreement, or at such other time on such other date, not later than seven (7) business days after the date of this Agreement, as may be agreed upon by the Company, the Selling Shareholder, and the Underwriters (such date is hereinafter referred to as the "CLOSING DATE") (the Closing Date and each Option Closing Date, if any, being sometimes referred to as an "APPLICABLE CLOSING DATE"). Time shall be of the essence and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Firm Shares to be purchased by each Underwriter hereunder will be represented by one or more definitive certificates registered in the name of Cede & Co., which will be deposited by or on behalf of the Company and the Selling Shareholder with the Depository Trust Company ("DTC") or its designated custodian.

         To the extent an Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Underwriters shall request at least two (2) business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company or the Selling Shareholder, as applicable. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company and the Selling Shareholder agree to make such certificates available for inspection at least twenty-four (24) hours prior to the Closing Date or the Option Closing Date, as the case may be, at the office of DTC or its designated custodian.

         The cost of original issue tax stamps, if any, in connection with the issuance, sale, and delivery of the Firm Shares and Option Shares by the Company and the Selling Shareholder to the respective Underwriters shall be borne by the Company and the Selling Shareholder, proportionately to their respective interests. The Company and the Selling Shareholder will pay and save each Underwriter and

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any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal, state, or Commonwealth of Puerto Rico stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale, or delivery to such Underwriter of the Firm Shares and Option Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants, and covenants to each Underwriter that:

                  (a) A registration statement on Form S-3 (Registration No. 333-______) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "ACT"), and the rules and regulations (collectively referred to as the "RULES AND REGULATIONS") of the Securities and Exchange Commission (the "COMMISSION") thereunder, and has been filed with the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below) or instituted or, to the knowledge of the Company, threatened any proceeding for that purpose. The term "PRELIMINARY PROSPECTUS" as used herein means a preliminary prospectus relating to the Shares included at any time as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Underwriters. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective, including all financial statements and schedules and all exhibits, documents incorporated therein by reference, and all information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or in a term sheet described in Rule 434 of the Rules and Regulations in accordance with Section 4 hereof and deemed to be included therein as of the effective date by Rule 430A of the Rules and Regulations and including any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations (a "RULE 462 REGISTRATION STATEMENT") increasing the size of the offering. The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the effective date. References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). References herein to any Preliminary Prospectus or the Prospectus shall be deemed to include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents and information filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference, under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  (b) At the respective times the Registration Statement, any Rule 462 Registration Statement and any post-effective amendments thereto became effective and at the Closing Date (and, if any Option Shares are purchased, at the Option Closing Date), the Registration Statement, the Rule 462 Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date (and, if any Option Shares are purchased, at the Option Closing Date), included or will include an untrue statement of a

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material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or Prospectus.

         Each Preliminary Prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Rules and Regulations and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T.

         There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the Act or the Rules and Regulations that have not been so filed. The documents which are incorporated by reference in any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents were so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                  (c) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the Act and the Rules and Regulations.

                  (d) The consolidated financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus), together with the related schedules and notes, present fairly the financial position of the Company and its Subsidiaries (as defined in Section 3(g) hereof) at the dates indicated and the consolidated statement of operations, stockholders' equity and cash flows of the Company and its Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company's Class A common stock, par value $.01 per share (the "CLASS A COMMON STOCK"), for regular quarterly dividends on the Company's Class B Common Stock, and

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collectively with the Class A Common Stock, the "COMMON STOCK") and for the
regular monthly dividends on the Company's 7.4% Noncumulative Perpetual Monthly Income Preferred Stock, Series A ("SERIES A PREFERRED STOCK"), 7.75% Noncumulative Perpetual Monthly Income Preferred Stock, Series B ("SERIES B PREFERRED STOCK"), 7.60% Noncumulative Perpetual Monthly Income Preferred Stock, Series C ("SERIES C PREFERRED STOCK") and 7.25% Noncumulative Perpetual Monthly Income Preferred Stock, Series D ("SERIES D PREFERRED STOCK"); there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires such qualification and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect. The Company is registered as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA") and is in good standing with the Board of Governors of the Federal Reserve System.

                  (g) The only subsidiaries of the Company (each a "SUBSIDIARY" and collectively the "SUBSIDIARIES") are those listed on Exhibit A hereto. Except as set forth in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or as required in connection with the exercise of its rights as a creditor, or pursuant to a bona fide collateral pledge arrangement, neither the Company nor any Subsidiary owns, nor at the Closing Date or the Option Closing Date (if any Option Shares are purchased), will own an interest in any corporation, partnership, trust, joint venture or other business entity. Each Subsidiary has been duly incorporated and is validly existing as a corporation or a statutory business trust in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires such qualification and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

                  (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except that the authorized capital stock of the Company as of the Closing Date shall be as set forth under the heading "As Adjusted" therein and except for subsequent issuances, if any, described therein and the issuance of the Company Shares pursuant to this Agreement). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The description of the securities of the Company in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) is, and at the Closing Date and, if later, as of each Option Closing Date, will be, complete and accurate in all material respects.

                  (i) This Agreement has been duly authorized, executed and delivered by the Company.

                  (j) The description of the Common Stock of the Company contained in the Prospectus conforms in all material respects to the rights set forth in the instruments defining the same.

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                  (k)      The Shares have been duly authorized for issuance and
sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company or the Selling Shareholder, as the case may be, pursuant to this Agreement against payment of the consideration set forth herein will be validly issued and fully paid and non-assessable Shares of capital stock of the Company; the description of the Shares contained in the Prospectus conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Shares will be subject to personal liability solely by reason of being such a holder; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company.

                  (l) Neither the Company nor any of its Subsidiaries is in violation of its articles of incorporation, certificate or declaration of trust, charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Company Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation, declaration of trust, charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

                  (m) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent. Neither the Company nor any Subsidiary is a party to a collective bargaining agreement.

                  (n) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (o) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or to be filed as exhibits thereto which have not been so described and filed as required.

                  (p) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and

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other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any actual notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (q) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the Act or the Rules and Regulations, state securities laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold hereby.

                  (r) The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the lack of such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (s) The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties and assets owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) would not, singly or in the aggregate, have a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (t) The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

                  (u) The Company meets the requirements for use of Form S-3 under the Rules and Regulations.

                  (v) To the knowledge of the Company, except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances known to the Company that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (w) No court, supervisory or regulatory authority or arbitrator has, by order or otherwise, prohibited or suspended, or, to the knowledge of the Company, threatened to prohibit or suspend, the use of the Prospectus.

                  (x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets,
(iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) Except as set forth in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, each Option Closing Date, (i) there has not been, and will not have been, any Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has entered into, or will have entered into any material transactions other than pursuant to this Agreement or in the ordinary course of its business, and (iii) the Company has not, and will not have, paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for the payment or declaration of quarterly dividends, on the Company's Common Stock and its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, each in the ordinary course of its business.

                  (z) No statement, representation, or warranty made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect. Each certificate signed by an officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  (aa) Neither the Company, its Subsidiaries nor any of their respective directors or officers has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.


                  (bb) The Shares have been approved for listing on the New York Stock Exchange, subject only to notice of issuance.

                  (cc) Neither the Company nor any of its Subsidiaries nor, to the Company's best knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of the Company or any Subsidiary in violation of any law, rule or regulation which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                  (dd) Each of the Company and its Subsidiaries has filed all foreign, federal, Puerto Rico and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable.

                  (ee) The deposit accounts of R-G Premier Bank of Puerto Rico ("R-G PREMIER BANK") and Crown Bank, a Federal Savings Bank ("CROWN BANK"), each a Subsidiary of the Company (the "BANKS") are insured by the Federal Deposit Insurance Corporation ("FDIC") to the legal maximum, and no proceeding for the termination or revocation of such insurance is pending or threatened. R-G Premier Bank and Crown Bank are members in good standing of the Federal Home Loan Bank of New York and the Federal Home Loan Bank of Atlanta, respectively.

                  (ff) None of the Company or its Subsidiaries or any of their respective directors, officers or trustees is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                  (gg) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

                  (hh) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (ii) The Company has obtained agreements substantially in the form included in Exhibit B hereto of the senior executive officers of the Company named in the Preliminary Prospectus included in the Registration Statement and directors of the Company to the extent that such officers and directors not sell, offer or agree to sell, hypothecate, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, or enter into any agreement or arrangement that has the effect of transferring the economic effects of holding, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock for the period beginning from the date hereof and continuing to and including the date ninety (90) days after the Closing Date (the "LOCK-UP PERIOD") without the prior written consent of the Underwriters.

         4. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents, warrants and covenants, solely with respect to himself and the number of Selling Shareholder Shares and the Selling Shareholder Option Shares set forth opposite his name on Schedule I hereto, to each Underwriter that:

                  (a) The Selling Shareholder has valid and unencumbered title to 2,300,000 shares of Class A Common Stock of the Company, that are convertible into 2,300,000 Shares.

                  (b) Such Selling Shareholder will have, valid and unencumbered title to the Shares on each Applicable Closing Date, to be delivered by the Selling Shareholder on such Applicable Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be delivered by the Selling Shareholder on such Applicable Closing Date hereunder; and upon the delivery of and payment for such Shares on each Applicable Closing Date hereunder, the several Underwriters will acquire valid and unencumbered title to the Shares to be delivered by the Selling Shareholder on such Applicable Closing Date.

                  (c) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Shareholder of his obligations hereunder, in connection with the offering, issuance or sale of the Selling Shareholder Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as has been already obtained or may be required under the Act or the Rules and Regulations, state securities laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Selling Shareholder Shares and the Selling Shareholder Option Shares to be sold hereby;

                  (d) The Selling Shareholder has the legal right, power and all authorizations and approvals required by law to enter into the Custody Agreement (as defined in Section 4(j) hereof). This Agreement and the Custody Agreement have been duly executed and delivered by the Selling Shareholder and each such agreement is a legal, valid and binding agreement of the Selling Shareholder;

                  (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and in the Registration Statement (including the issuance and sale of such Selling Shareholder Shares and the Selling Shareholder Option Shares, if applicable) and compliance by the Selling Shareholder with his obligations under this Agreement and the Custody Agreement, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreements or instrument, to which the Selling Shareholder is a party or by which he may be bound, or to which any of the property or assets of the Selling Shareholder is subject (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not have a material adverse effect on the transactions contemplated herein), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any respective properties, assets or operations;

                  (f) The Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (g) Neither the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder pertaining, as such, for use therein;

                  (h) The Selling Shareholder has no reason to believe that the representations and warranties of the Company set forth in Section 3 are not true and correct in all material respects;

                  (i) The Selling Shareholder will deliver to you prior to or at each Applicable Closing Date a properly completed and executed Internal Revenue Service Form W-8BEN (or other applicable Form W-8;

                  (j) Certificates in negotiable form representing all of the Selling Shareholder Shares and the Selling Shareholder Option Shares to be sold by the Selling Shareholder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "CUSTODY AGREEMENT"), duly executed and delivered by the Selling Shareholder to American Stock Transfer & Trust Company as custodian (the "CUSTODIAN");

                  (k) The Selling Shareholder is not subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to him;

                  (l) The Shares represented by the certificates held in custody for the Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable; the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of the Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if the Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement and shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity, termination, dissolution or other event.

         5. Agreements of the Company. The Company covenants and agrees with each of the several Underwriters as follows:

                  (a) The Company will not, either prior to the effective date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

                  (b) If the Registration Statement is not yet effective, the Company will use its best efforts to cause the Registration Statement to become effective not later than the time indicated in Section 8(a) hereof. The Company will notify the Underwriters promptly, and will confirm in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective; (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof; (iv) of the happening of any event during the period mentioned in the first sentence of
Section 5(g) that in the judgment of the Company makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus, or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare the Prospectus in a form approved by the Underwriters and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Underwriters promptly of all such filings.

                  (c) If the Company elects to rely upon Rule 462(b) of the Rules and Regulations, the Company shall file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) of the Rules and Regulations by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) of the Rules and Regulations.

                  (d) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, the Registration Statement or the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Underwriters thereof and, subject to Section 5(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (e) The Company will furnish to the Underwriters, without charge, three (3) signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Underwriters, without charge, for transmittal to each of the other Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                  (f) The Company will comply with all the provisions of all undertakings contained in the Registration Statement.

                  (g) On the effective date, and thereafter from time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Registration Statement or the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and deliver to each of the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request.

                  (h) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Underwriters and its counsel in connection with the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably request; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (i) During the period of five (5) years commencing on the effective date, the Company will furnish to the Underwriters and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Underwriters and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                  (j) The Company will make generally available to holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth (15th) full calendar month following the calendar quarter in which the effective date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of twelve (12) months commencing after the effective date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                  (k) The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under "Use of Proceeds."

                  (l) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.


                  (m) The Company will use its best efforts to list the Shares on the New York Stock Exchange and will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are listed on the New York Stock Exchange.


                  (n) The Company, during the period when the Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

                  (o) The Company will not sell, offer or agree to sell, hypothecate, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, or enter into any agreement or arrangement that has the effect of transferring the economic effects of holding, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, for the Lock-up Period, without the prior consent of the Underwriters.

         6. Agreements of the Selling Shareholder. The Selling Shareholder covenants and agrees with each of the several Underwriters as follows:

                  (a) Not to sell, offer or agree to sell, hypothecate, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, or enter into any agreement or arrangement that has the effect of transferring the economic effects of holding, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for the Lock-up Period, without the prior written consent of the Underwriters.

                  (b) To advise the Underwriters promptly of the happening of any event known to the Selling Shareholder within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Selling Shareholder, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (c) To pay all federal and other taxes, if any, on the transfer and sale of the Shares being sold by the Selling Shareholder to the Underwriters.

                  (d) To the extent not deposited into custody on or prior to the date hereof, to duly deposit, prior to the date of purchase, with the Custodian, pursuant to and under the Custody Agreement, Selling Shareholder Shares and the Selling Shareholder Option Shares.


         7. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incidental to the performance of the obligations of the Company under this Agreement, including, but not limited to, costs and expenses of or relating to (i) the preparation, printing, and filing by the Company of the Registration Statement and amendments and exhibits thereto, each Preliminary Prospectus prior to or during the period specified in the first sentence of Section 5(g) but not exceeding nine (9) months after the effective date, the Prospectus and amendments or supplements; (ii) the preparation and delivery of certificates representing the Shares; (iii) the furnishing (including costs of shipping and mailing) of such copies of the Registration Statement, the Prospectus, and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (iv) the filing fees incident to, and the disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Shares and the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange; (v) the fees and disbursements of the Company's counsel, accountants and other advisers (vi) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions designated pursuant to Section 5(h) and the preparation and printing of preliminary, supplemental, and final blue sky memoranda; and the fees and expenses of any transfer agent or registrar for the Shares. The Selling Shareholder will pay all costs and expenses incident to the performance of his obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder, (ii) the fees and expenses of the Custodian, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder. If the sale of the Shares provided for herein is not consummated by reason of termination of this Agreement pursuant to Section 11 hereof, the Company will reimburse the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligation hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transaction covered by this Agreement.


         8. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder to purchase and pay for the Firm Shares on the Closing Date and Option Shares on each Option Closing Date, are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Underwriters not later than 3:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Underwriters and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. If the Company has elected to rely upon Rule 462(b) of the Rules and Regulations, the Company has filed the Rule 462(b) Registration Statement by 10:00 p.m., Washington D.C. time, on the date of this Agreement.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect, and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a Material Adverse Effect, and (ii) the Company shall not have sustained any material loss or interference with its business, assets, or properties from fire, explosion, flood, or other casualty, or from any labor dispute or any court or legislative or other governmental action, order, or decree, which is not set forth in the Registration Statement, including the documents incorporated by reference therein, and the Prospectus.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers, directors, or shareholders in their capacities as such, or any of its assets or properties, before or by any Governmental Body in which litigation or proceeding an unfavorable ruling, decision, or finding would have a Material Adverse Effect.

                  (e) Each of the representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on each Applicable Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company or Selling Shareholder and all conditions herein contained to be fulfilled or complied with by the Company or Selling Shareholder at or prior to each Applicable Closing Date, shall have been fully performed, fulfilled, or complied with.

                  (f) The Underwriters shall have received an opinion, dated such Applicable Closing Date, from Kelley Drye & Warren LLP, special counsel for the Company, to the following effect:

                           (i) The Company is registered as a financial holding company under the BHCA.

                           (ii)     The Company has corporate power and
         authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iii) The Company is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect.

                           (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company granted by applicable law or the Company's Certificate of Incorporation.

                           (v) The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and non-assessable; no holder of the Shares is or will be subject to personal liability for obligations of the Company solely by reason of being such a holder.

                           (vi) The issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company.

                           (vii) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation, bank or trust under the laws of its jurisdiction of incorporation, each of the Subsidiaries is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect; to the best of such counsel's knowledge, except for the trust preferred securities issued by R&G Capital Trust I, all of the issued and outstanding capital stock of each Subsidiary is owned by the Company, directly or through a Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding Shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of any Subsidiary granted by applicable law or such Subsidiary's articles of incorporation.

                           (viii) The Company has full legal right, power, and authority to enter into this Agreement and to consummate the transactions provided for therein; this Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by each other party thereto, is a valid and binding agreement of the Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                           (ix) The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement, or any amendment thereto, and no order directed at any document incorporated by reference in the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                           (x) The Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus, and the documents incorporated therein by reference, as of their respective effective or issue dates (other than the financial statements, notes to the financial statements, financial tables and other financial information and supporting schedules included therein or omitted therefrom or contained in the documents incorporated by reference therein, as to which such counsel need express no opinion) complied in all material respects with the requirements of the Act and the Rules and Regulations.


                           (xi) The form of certificate used to evidence the Shares complies in all material respects with all applicable Commonwealth of Puerto Rico statutory requirements and with any applicable requirements of the certificate of incorporation and by-laws of the Company. The Shares have been duly authorized for listing on the New York Stock Exchange.


                           (xii) To the best of such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign of a character required to be disclosed in the Registration Statement or in the Prospectus which is not so disclosed therein, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations thereunder.

                           (xiii) The information in the Prospectus under "Description of Capital Stock", "Taxation-United States Taxation" and in the Registration Statement under Item 15, to the extent that it constitutes a discussion of federal law, summaries of legal matters involving federal law, the Company's Certificate of Incorporation and Bylaws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is accurate and complete in all material respects.

                           (xiv) To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                           (xv) All descriptions in the Registration Statement of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases, or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                           (xvi) To the best of such counsel's knowledge, neither the Company nor any Subsidiary is in violation of its articles of incorporation, charter or certificate or declaration of trust or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

                           (xvii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance, sale or delivery of the Shares.

                           (xviii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreements or instrument, known to such counsel to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches, or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

                           (xix) To the best of such counsel's knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

                           (xx) The Company is not, and upon the issuance and sale of the Shares as contemplated in this Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in 1940 Act.

                           (xxi) The deposit accounts of the Banks are insured by the FDIC to the legal maximum, and to the best of such counsel's knowledge, no proceeding for the termination or revocation of such insurance is pending or threatened. R-G Premier Bank and Crown Bank are members of the Federal Home Loan Bank of New York and the Federal Home Loan Bank of Atlanta, respectively.

                           (xxii) To the best of such counsel's knowledge, none of the Company, its Subsidiaries, or any of their respective directors, officers or trustees is subject to any order or directive of, or is a party to any agreement with, any federal banking or mortgage banking regulatory agency having jurisdiction with respect to its business or operations, except as disclosed in the Registration Statement or the Prospectus or which would not have a Material Adverse Effect.

                           (xxiii) To the best of such counsel's knowledge, the conduct of the respective businesses of the Company and its Subsidiaries is not in violation of any federal banking, mortgage banking or securities laws, which violation is likely to have a Material Adverse Effect. Each of the Company and the Subsidiaries has obtained and, to such counsel's knowledge, is operating in compliance with, all authorizations, licenses, orders and directives required by federal banking, mortgage banking or securities laws which are material to the conduct of their respective businesses. To such counsel's knowledge, all such authorizations, licenses, orders or directives are valid and in full force and effect and neither the Company nor the Subsidiaries have received any notice of any proceeding relating to the revocation or modification of any such license, authorization or order.

         Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any amendment thereto, including the documents incorporated therein by reference (except for financial statements notes to the financial statements, financial tables and other financial information and schedules and other financial data included therein or omitted therefrom or contained in the documents incorporated therein by reference, as to which such counsel need make no statement), at the time of such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, notes to the financial statements, financial tables and other financial information and schedules and other financial data included therein or omitted therefrom or contained in the documents therein incorporated by reference, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to the matters set forth in paragraph (v), the first clause of paragraph (vii), paragraph
(viii), the first sentence of paragraph (xi), and as to matters involving the application of the laws of the Commonwealth of Puerto Rico in paragraphs (xiv),
(xvii), (xviii) and (xxiii), upon the opinion of McConnell Valdes, special Puerto Rico counsel to the Company and its Subsidiaries (which opinion shall be dated and furnished to the Underwriters at the Closing Date, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that Kelley Drye and Warren LLP shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion of special Puerto Rico counsel, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treaties, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                  (g) The Underwriters shall have received an opinion, dated such Applicable Closing Date, from McConnell Valdes, special Puerto Rico counsel for the Company and its Subsidiaries to the following effect:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (ii) The Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and non-assessable. No holder of the Shares is or will be subject to personal liability for obligations of the Company solely by reason of being such a holder.

                           (iii) Each of the Subsidiaries (other than Continental Capital Corp., R&G Acquisition Holdings Corporation, R&G Capital Trust I, and Crown Bank (the "U.S. SUBSIDIARIES") as to which no opinion need be given) has been duly incorporated and is validly existing as a corporation (and in the case of the R-G Premier Bank as a commercial bank) in good standing under the laws of the Commonwealth of Puerto Rico, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus.

                           (iv) Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of the Company has been duly authorized and validly issued. To the best of such counsel's knowledge, all of the issued and outstanding capital stock of the Subsidiaries (other than the U.S. Subsidiaries, as to which no opinion need be given) is owned by the Company, directly or through a Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding Shares of capital stock of the Company or any Subsidiary (other than the U.S. Subsidiaries, as to which no opinion need be given) were issued in violation of the preemptive or similar rights of any security holder of the Company or such Subsidiary granted by applicable law or the Company's or such Subsidiary's certificate or articles of incorporation.

                           (v) The form of certificate used to evidence the Shares complies in all material respects with all applicable Commonwealth of Puerto Rico statutory requirements and with any applicable requirements of the certificate of incorporation and by-laws of the Company.

                           (vi) The information in the Prospectus under "Description of Capital Stock", "Taxation-Puerto Rico Taxation" and in the Registration Statement under Item 15, to the extent that it constitutes a discussion of Puerto Rico law, summaries of legal matters involving Puerto Rico law, the Company's certificate of incorporation and by-laws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is accurate and complete in all material respects.

                           (vii) To the best of such counsel's knowledge, none of the Company or its Subsidiaries (other than the U.S. Subsidiaries, as to which no opinion need be given) or any of their respective directors or officers is subject to any order or directive of, or is a party to any agreement with, any Commonwealth of Puerto Rico securities, banking or mortgage banking regulatory agency having jurisdiction with respect to the business or operations of the Company or the Subsidiaries, except as disclosed in the Registration Statement or the Prospectus, and except for any such order, directive or agreement which would not have a Material Adverse Effect.

                           (viii) Each of the Company and the Subsidiaries (other than the U.S. Subsidiaries, as to which no opinion need be given) has obtained and, to the best of such counsel's knowledge, is operating in compliance with all authorizations, licenses, directives and orders required by Puerto Rico banking, mortgage banking or securities laws which are material to the conduct of their respective businesses. All of such authorizations, licenses, directives and orders are valid and in full force and effect. To the best of such counsel's knowledge, neither the Company nor the Subsidiaries (other than the U.S. Subsidiaries, as to which no opinion need be given) have received any notice of proceeding relating to the revocation or modification of any such license, authorization, directive or order.

                           (ix) The Company has full legal right, power, and authority to enter into this Agreement and to consummate the transactions provided for therein. This Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by each other party thereto, is a valid and binding agreement of the Company, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to or affecting creditors rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal, state or Puerto Rico securities laws or the public policy underlying such laws.

                           (x) No filing with or authorization, approval, consent, license, order, registration, qualification or decree of, any Puerto Rico court or governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery of this Agreement for the offering, issuance, sale or delivery of the Shares.

                           (xi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance with the Company with its obligations under this Agreement do not and will not result in any violation of the provisions of the certificate of articles of incorporation or by-laws of the Company or any Subsidiary (other than the U.S. Subsidiaries, as to which no opinion need be given), or any applicable law, statute, rule, regulation, judgment, order, directive, writ or decree known to such counsel, of any Puerto Rico government, government instrumentality or court having jurisdiction over the Company or any Subsidiary (other than the U.S. Subsidiaries, as to which no opinion need be given) or any of their respective properties, assets or operations.

                           (xii) To the best of such counsel's knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                  (h) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated the Applicable Closing Date, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (i) The Underwriters shall have received an opinion of Kelley Drye & Warren LLP, special counsel for the Selling Shareholder, dated the Applicable Closing Date who may rely as to matters of Puerto Rico law on the opinion of McConnell Valdes with respect to the Selling Shareholder selling Shares on such date, to the following effect:

                  (i) This Agreement has been duly executed and delivered by the Selling Shareholder and is a legal, valid and binding agreement of the Selling Shareholder enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnify and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                  (ii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance, sale or delivery of the Selling Shareholder Shares and the Selling Shareholder Option Shares.

                  (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Selling Shareholder Shares and the Selling Shareholder Option Shares, if
any) and compliance by the Selling Shareholder with his obligations under this Agreement and the Custody Agreement do not and will not, to the best of such counsel's knowledge, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreements or instrument, known to such counsel to which the Selling Shareholder is a party or by which he may be bound, or to which any of the property or assets of the Selling Shareholder is subject (except for such conflicts, breaches, or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or the respective properties, assets or operations.

                  (iv) The Custody Agreement has been duly executed and delivered by the Selling Shareholder and such agreement constitutes a valid and binding agreement of the Selling Shareholder; except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnify and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                  (v) The Selling Shareholder had valid and, to the best of such counsel's knowledge, unencumbered title to the Selling Shareholder Shares delivered by the Selling Shareholder on such Applicable Closing Date and had full right, power and authority to sell, assign, transfer and deliver such Selling Shareholder Shares in the manner provided in this Agreement and the Custody Agreement entered into by such Selling Shareholder; good and valid title to the Selling Shareholder's Shares to be sold by the Selling Shareholder, free and clear of all Liens, has been transferred to each of the several Underwriters who have purchased such Selling Shareholder Shares in good faith and without notice of any such Lien or any other adverse claim within the meaning of the Uniform Commercial Code.

         In rendering the opinion in paragraphs (iii) and (v), such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by the Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

                  (j) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Company's independent financial accountants shall have furnished to the Underwriters a letter, dated the date of its delivery (the "ORIGINAL LETTER"), addressed to the Underwriters and in form and substance satisfactory to the Underwriters to the following effect:

                           (i) They are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (ii) In their opinion, the consolidated financial statements of the Company and its Subsidiaries audited by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act, and the published rules and regulations;

                           (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of
         (A) reading the minutes of meetings of the stockholders and the Board of Directors of the Company and its Subsidiaries since December 31, 2001 as set forth in the minute books through a specified date not more than five (5) business days prior to the date of delivery of the Original Letter; (B) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information," on the unaudited consolidated interim financial statements of the Company and its Subsidiaries included in the Registration Statement and reading the unaudited interim financial data for the period from the date of the latest balance sheet incorporated by reference in the Registration Statement to the date of the latest available interim financial data; and (C) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention (as of a date not more than five (5) business days prior to the date of the delivery of such letter) as a result of the foregoing procedures that caused them to believe that: (1) the unaudited consolidated interim financial statements, if any, incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder; (2) any material modifications should be made to the unaudited consolidated interim financial statements, if any, incorporated by reference in the Registration Statement for them to be in conformity with GAAP; (3) (i) at the date of the latest available interim financial data and at a specified date not more than five (5) business days prior to the date of delivery of the Original Letter there was any change in the capital stock, notes payable, advances from the Federal Home Loan Bank, Federal Funds purchased and securities sold under repurchase agreements, and other short term borrowings or any decreases in the consolidated stockholders' equity (only as to the latest interim financial data) of the Company and its Subsidiaries as compared with amounts shown in the March 31, 2002 statement of financial condition incorporated by reference in the Registration Statement and (ii) for the period from the latest interim financial statements incorporated by reference in the Registration Statement, to the latest interim financial data available which should be no later than five (5) days prior to the date of delivery of the Original Letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net interest income, non-interest income, income before taxes, or in the total or per share amounts of net income, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes or decreases; and

                           (iv) The information included in the Company's Registration Statement, Annual Report on Form 10-K for the year ended December 31, 2001, Quarterly Report on Form 10-Q for the quarter ended on March 31, 2002 which has been obtained from accounting records which are subject to the internal controls of the Company's accounting system or which has been derived directly from such accounting records and analysis or computations, is in agreement with such records or computations made therefrom.

         On each Applicable Closing Date, the Company's independent financial accountants shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five (5) business days prior to the Closing Date or Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

         In the event that the letters referred to above set forth any such changes, decreases, or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (B) such changes, decreases, or increases do not, in the sole judgment of the Underwriters, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                  (k) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Underwriters an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that to the best of their knowledge:

                           (i)      Each signer of such certificate has
         carefully examined the Registration Statement and the Prospectus and
         (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) since the effective date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading, in any material respect;

                           (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects; each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely, and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely, and fully complied with; and

                           (iii) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission.

                  (l) The Shares shall be qualified for sale in such states and jurisdictions as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                           (m)      Prior to the Closing Date, the Shares shall
have been accepted for listing on the Nasdaq Stock Market.

                           (n)      The Underwriters shall have received Lock-up
Agreements, dated the date hereof, from all of the Company's executive officers and directors, in the form and to the effect contemplated in Section 3(ii).

                           (o)      All filings required to be made with the
NASD shall have been made and the NASD shall have raised no objections to the terms and arrangements presented in such filings.

                           (p)      The Company and the Selling Shareholder
shall have furnished to the Underwriters such certificates, letters, and other documents, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date and Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and Option Closing Date of the representations and warranties of the Company or the Selling Shareholder, as the case may be, as to the performance by the Company or the Selling Shareholder, as the case may be, of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

         All such opinions, certificates, letters, and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company and the Selling Shareholder will furnish you with such conformed copies of such opinions, certificates, letters, and other documents as you shall reasonably request.

         9. Default of Underwriter. If either Underwriter defaults in its obligation to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter agreed but failed to purchase is ten percent (10%) or less of the aggregate number of Firm Shares or Option Shares to be purchased by both Underwriters at such time hereunder, the other Underwriter may make satisfactory arrangements for the purchase of such Shares by other persons (who may include the nondefaulting Underwriter), but if no such arrangements are made by the Closing Date or the related Option Closing Date, as the case may be, the other Underwriter shall be obligated in proportion to its respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter agreed but failed to purchase. If an Underwriter so defaults with respect to an aggregate number of Shares that is more than ten percent (10%) of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by both the Underwriters at such time hereunder, and if satisfactory arrangements are not made within thirty-six
(36) hours after such default for the purchase (who may include the nondefaulting Underwriter,) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of the nondefaulting Underwriter and the Company other than as provided in Section 12 hereof. In the event of any default by an Underwriter as described in this
Section 9, the non-defaulting Underwriter shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, for not more than seven
(7) business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10.      Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, and employees of each Underwriter, and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act (each, an "UNDERWRITER INDEMNIFIED PERSON"), from and against any and all losses, claims, damages, or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other federal, state, or Commonwealth of Puerto Rico statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or the Prospectus, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "APPLICATION"); or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Underwriter or such other person in connection with investigating defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter or the Selling Shareholder furnished in writing to the Company by the Underwriters or the Selling Shareholder, as the case may be, on behalf of any Underwriter or the Selling Shareholder, as the case may be, expressly for inclusion therein; and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, damage, liability, or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, or liability (A) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act, and (B) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 5(g) of this Agreement. This indemnity agreement will be in addition to any liability that the Company might otherwise have. The Company will not without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit, or proceeding), unless such settlement, compromise, or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of default, culpability or a failure to act, by or on behalf of any Underwriter.

                  (b) The Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each Underwriter Indemnified Person to the same extent as the foregoing indemnity from the Company if and only to the extent that any loss, claim, damage, or liability, joint or several (and actions in respect thereof) arise out of or is based upon written information furnished to the Company by the Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity.

                  (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Shareholder and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signed the Registration Statement against any losses, claims, damages, or liabilities (or actions in respect thereof) to which the Company, the Selling Shareholder and any such director, officer, or controlling person may become subject under the Act or other federal, state, or Commonwealth of Puerto Rico statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, or any Application, or material fact required to be stated therein, or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Underwriters expressly for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Selling Shareholder and any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or any action in respect thereof. The Company and the Selling Shareholder acknowledge that, for all purposes under this Agreement, the statements set forth under the heading "Underwriting" constitute the only information relating to any Underwriter furnished in writing to the Company by the Underwriters on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

                  (d) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 10, notify such indemnifying party or parties of the commencement thereof, but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 10 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate counsel (in addition to the fees and expenses of local counsel necessary in connection with any such proceedings) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 10, representing the indemnified parties under paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the written consent of the indemnifying party, unless such indemnified party waived its rights under this Section 10 in which case the indemnified party may effect such a settlement without such consent.

                  (e) If the indemnification provided for in the foregoing paragraphs of this Section 10 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a), (b) or (c) above in respect of any losses, claims, damages, or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares, or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities (or actions in respect thereof) referred to above in this Section 10(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts received by it with respect to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 10(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made under this
Section 10(e), notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this paragraph (e) or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                  (f) The indemnity and contribution agreements contained in this Section 10 and the representations and warranties of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor, or (iii) any termination of this Agreement.

         11. Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares (or Option Shares, as the case may be), if, (a) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change in the business, properties, management, financial condition, shareholders equity or results of operation of the Company and the Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and Prospectus, (b) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, American Stock Exchange or NASDAQ;
(ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal, New York State or Puerto Rico authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and Prospectus; (c) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act; or (d) the Selling Shareholder shall have died or become incapacitated or the Selling Shareholder shall no longer serve as the Chief Executive Officer and director of the Company.


         12. Survival. The respective representations, warranties, agreements, covenants, indemnities, and other statements of the Company, its officers, the Selling Shareholder and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of the Company, the Selling Shareholder, any of its officers or directors, any Underwriter, or any controlling person referred to in Section 10 hereof, and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities, and other statements set forth in Sections 7 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         13. Notices. Notices given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered:

                  (a)      if to the Company, to:

                           R&G Financial Corporation
                           280 Jesus T. Pinero Avenue
                           San Juan, Puerto Rico 00918
                           Attention: Victor J. Galan
                           Chairman and Chief Executive Officer

                  (b)      if to the Selling Shareholder, to:

                           280 Jesus T. Pinero Avenue
                           San Juan, Puerto Rico 00918
                           Attention: Victor J. Galan
                           Chairman and Chief Executive Officer

                  (c)      if to the Underwriters, to:

                           UBS Warburg LLC
                           299 Park Avenue
                           34th Floor
                           New York, NY 10171
                           Attention: Halle J. Benett, Executive Director

         Any such notice shall be effective only upon receipt. Any notice under
Section 10 or 11 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, and their respective successors and legal Underwriters, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy, or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) the indemnities of the Company and the Selling Shareholder contained in Section 10 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and (b) the indemnities of the Underwriters contained in
Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

         15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Warburg LLC or any indemnified party. Each of UBS Warburg LLC and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

         17. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                               Very truly yours,

                               R&G FINANCIAL CORPORATION



                               By
                                 -----------------------------------------------
                                 Name:   Victor J. Galan
                                 Title:  Chief Executive Officer and Chairman


                               VICTOR J. GALAN



                               -------------------------------------------------


Confirmed as of the date first above mentioned:

UBS WARBURG LLC
KEEFE BRUYETTE & WOODS, INC.



By     UBS Warburg LLC,
       On behalf of each of the Underwriters



By:
       -------------------------------------
Name:
Title:

                                   SCHEDULE I

                                  UNDERWRITERS

                                                             Aggregate Number of
                                                          Shares to be Purchased

UBS Warburg LLC
Keefe Bruyette & Woods, Inc.
Friedman Billings Ramsey & Co., Inc.
Sandler O'Neill & Partners, L.P.
                                                                 4,000,000


                               SELLING SHAREHOLDER

                                                             Aggregate Number of
                                                            Shares to be Offered
Victor J. Galan                                                   2,000,000

                                    EXHIBIT A

                              LIST OF SUBSIDIARIES

1.       R&G Mortgage Corp.
2.       R-G Premier Bank of Puerto Rico
3.       The Mortgage Store of Puerto Rico, Inc.
4.       Continental Capital Corp.
5.       Home & Property Insurance Corporation
6.       R-G Investments Corporation
7.       R&G Acquisition Holdings Corporation
8.       Crown Bank, A Federal Savings Bank
9.       R&G Capital Trust I
10.      R&G International Corp.

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

                                                                         , 2002



UBS WARBURG LLC
KEEFE, BRUYETTE & WOODS, INC.
     As representatives of the several Underwriters named in Schedule I hereto,
c/o UBS Warburg LLC
299 Park Avenue
34th Floor
New York, NY 10171

Ladies and Gentlemen:

         The undersigned [director][officer] of R&G Financial Corporation, a Puerto Rico corporation (the "COMPANY"), understands that (a) the Company proposes to issue and sell to the Underwriters named in Schedule II hereto (the "UNDERWRITERS") an aggregate of 2,000,000 shares of Class B Common Stock, par value $.01 per share ("CLASS B STOCK"), of the Company, (b) the shareholder of the Company named in Schedule I hereto (the "SELLING SHAREHOLDER") proposes to sell to the Underwriters an aggregate of 2,000,000 shares of Class B Stock and
(c) the Company and the Selling Shareholder, have each granted the Underwriters an over-allotment option to purchase up to 300,000 additional shares of Class B Stock (an aggregate of 600,000 shares of Class B Stock) (collectively, the "SHARES"), in each case subject to the terms and conditions stated in the Underwriting Agreement (the "UNDERWRITING AGREEMENT") to be entered into by the Company, the Underwriters and the Selling Shareholder. Shares of Class B Stock along with shares of Class A Common Stock, par value $.01 per share, of the Company, are referred to herein as "COMMON STOCK."

         The undersigned, to facilitate the marketing of the Shares and in consideration of the Company, the Underwriters and the Selling Shareholder entering into the Underwriting Agreement, hereby irrevocably confirms and agrees for the benefit of the Company, the Underwriters and the Selling Shareholder that during the period beginning from the date hereof and continuing to and including the date 90 days after the Closing Date (as such term is defined in the Underwriting Agreement), the undersigned will not, except as provided hereunder, sell, offer or agree to sell, hypothecate, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, or enter into any agreement or arrangement that has the effect of transferring the economic effects of holding, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock or permit the registration under the Securities Act of 1933, as amended, of any shares of Common Stock without the written consent of UBS Warburg LLC and the undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Common Stock held by him except in compliance with this restriction.

         If the Company does not enter into the Underwriting Agreement prior to ______ , 2002, this letter agreement shall terminate on _____________, 2002.

         This letter agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to its principles of conflict of laws.

                                        Sincerely,



                                        [Director][Officer]

                                   SCHEDULE II

                              SELLING SHAREHOLDERS


                                 Victor J. Galan